Exhibit 10.3
                                                                   ------------


                       SOUTHERN CALIFORNIA EDISON COMPANY
                      INTERCONNECTION FACILITIES AGREEMENT
                      ------------------------------------

1.       PARTIES:

         The Parties to this Interconnection Facilities Agreement ("IFA") are PAMC Management Corporation, a Colorado corporation, who is acting on its own behalf and on behalf of all other owners and seller(s) (collectively, referred to as "Seller"), and Southern California Edison Company, a California corporation ("Edison"). Seller and Edison are sometimes referred to herein individually as "Party," and collectively as "Parties." All terms defined herein but not capitalized herein shall have the definitions provided in that certain Reformed Standard Offer 1 As-Available Energy and Capacity Power Purchase Agreement, dated as of the date hereof, between the Edison and Seller (the "PPA").

2.       RECITALS:

         2.1 Seller owns, operates, and controls a 30,000 kW (nameplate capacity) Generating Facility which is operated in parallel with Edison's electric system. Said Generating Facility is described in Section 1 of the PPA.

         2.2 The electrical facilities described in Exhibit A, attached hereto and incorporated herein, are required to connect Seller's Generating Facility to the Edison electric system pursuant to Edison's Tariff Rule No. 21 and Edison'sWholesale Generation Interconnection Technical Requirements. Such electrical facilities are hereinafter referred to as "Interconnection Facilities" or "Added Facilities" depending on the financing and ownership arrangements selected by the Parties.

         2.3 Pursuant to Edison's Tariff Rule No. 21 all or a portion of the Interconnection Facilities may be provided by Edison as "Added Facilities" as defined in Edison's Tariff Rule No. 2.H.

         2.4 The Parties' respective scopes of work, costs and ownership responsibilities for the Interconnection Facilities are identified in Exhibit A.

3.       AGREEMENT:

         The Parties agree as follows:

         3.1      Definitions.

                  3.1.1 "Added Facilities" or "Interconnection Facilities" means the electrical facilities described in Exhibit A.

                  3.1.2 "Added Facilities Investment" has the meaning set forth in Section 8.5.

                  3.1.3    "CPUC" means the California Public Utilities
                           Commission.

                  3.1.4 "Edison-Financed Added Facilities" has the meaning set forth in Section 3.2.1.

                  3.1.5 "ITCC" means the Income Tax Component of Contributions pursuant to Edison's Preliminary Statement as filed with the CPUC and as may be revised from time to time.

                  3.1.6    "Monthly Charges" has the meaning set forth in
                           Section 10.2.

                  3.1.7 "One-Time Costs for Equipment or Services Provided by Edison for Seller" has the meaning set forth in
                           Section 9.4.

                  3.1.8 "RCNLD" means the reconstruction cost for new facilities, less the depreciation accrued for such facilities.

                  3.1.9 "Seller Constructed and Conveyed Interconnection Facilites" has the meaning set forth in Section 3.2.3.

                  3.1.10 "Seller Constructed and Owned Interconnection Facilities" has the meaning set forth in Section 3.2.4.

                  3.1.11 "Seller-Financed Added Facilities" has the meaning set forth in Section 3.2.2.

         3.2 The Parties agree to one or more of the arrangements as indicated in this Section 3.2 for the financing, design, installation, operation, maintenance, and ownership of the Interconnection Facilities described in Exhibit A.

                  Edison-Financed
                  ---------------

                  X              3.2.1 To have Edison, at Seller's expense,
                  --             finance, install, own, operate, and maintain
                                 all or a portion of the Interconnection
                                 Facilities described as "Edison-Financed Added
                                 Facilities" in Exhibit A; and/or

                  Seller-Financed
                  ---------------

                  N/A            3.2.2 To have Edison, at Seller's expense,
                  ---            install, own, operate, and maintain all or a
                                 portion of the Interconnection Facilities described as "Seller-Financed Added
                                 Facilities" in Exhibit A; and/or

                  Seller-Constructed and Conveyed
                  -------------------------------

                  N/A            3.2.3 To have Seller finance, install, and
                  ---            transfer ownership of all or a portion of the
                                 Interconnection Facilities described as
                                 "Seller Constructed and Conveyed
                                 Interconnection Facilities" in Exhibit A, to
                                 Edison for Edison to own, operate, and
                                 maintain at Seller's expense as
                                 "Seller-Financed Added Facilities"; and/or

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                  Seller-Constructed and Owned
                  ----------------------------

                  N/A            3.2.4 To have Seller finance, install, own,
                  ---            operate, and maintain all or a portion of the
                                 Interconnection Facilities described as
                                 "Seller-Constructed and Owned Interconnection
                                 Facilities" in Exhibit A.

4.      TERM AND TERMINATION:

        4.1 This IFA shall be binding upon execution by the Parties and shall remain in effect until termination of the PPA.

        4.2 Seller agrees to utilize all Interconnection Facilities described in Exhibit A, in accordance with good operating practice. If Seller fails to so utilize said Interconnection Facilities, Edison may terminate this IFA and remove the Interconnection Facilities, pursuant to Section 10.10 herein.

5.      PROJECT DEVELOPMENT MILESTONES:

        [This section intentionally left blank.]

6.      INTERCONNECTION FACILITIES PROVIDED AS EDISON-FINANCED ADDED FACILITIES:

        If the Parties have agreed to provide all or a portion of the Interconnection Facilities pursuant to the provisions of Section 3.2.1 herein, the following shall apply for that portion of the Interconnection Facilities specified in Exhibit A, as "Edison-Financed Added Facilities."

        6.1 Edison shall, pursuant to Edison's Tariff Rule No. 21, finance, engineer, design, procure equipment and materials, construct, install, own, operate, and maintain the Edison-Financed Added Facilities.

        6.2      Seller shall pay a charge based on:

                 (1) The Added Facilities Investment in Edison-Financed Added Facilities as set forth in Exhibit A, as may be revised pursuant to Sections 10.2 and/or 10.3 herein; and

                 (2) The monthly rate established for the replacement coverage option selected in this Section 6.2 for "Company Financed Added Facilities" as set forth in Edison's Tariff Rule No. 2.H, as filed with the CPUC and as may be revised from time to time.

                 Whenever Added Facilities are replaced, the Added Facilities Investment amount used as the basis for determining the charge Seller pays Edison shall be subject to the conditions set forth in Sections 10.6 and 10.7 herein. Seller hereby selects a replacement coverage option for Edison-Financed Added Facilities as follows:

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

                 N/A (a)  Replacement Coverage into Perpetuity
                 ---      ------------------------------------

                          Under this option, Seller shall pay to Edison, at Edison's sole option, either (Edison to select one):

                          __(1) A Monthly Charge determined by Edison based upon an initial monthly rate of % times the Added Facilities Investment amount; or,

                          __(2) A One-Time Payment determined by Edison representing the present value of the sum of the Monthly Charges ($ per month) for the Added Facilities Investment amount.

                 N/A (b)  Replacement Coverage with 20-Year Term
                 ---      --------------------------------------

                          Under this option, for a term of 20 years beginning with the date said Added Facilities are first made available for Seller's use. Seller shall pay to Edison a Monthly Charge determined by Edison based upon an initial monthly rate of % times the Added Facilities Investment amount. At the end of the 20-year term, this IFA shall terminate. If the Parties elect to continue to utilize the Added Facilities past the term of this IFA, Seller and Edison may execute a new Added Facilities agreement. If such an agreement is formed, a new Added Facilities Investment amount shall be determined by Edison based on the reconstruction cost for new facilities, less the depreciation accrued for such facilities (RCNLD).

                  X  (c)  Without Replacement Coverage
                 --       -----------------------------

                          Under this option, Seller shall pay Edison a Monthly Charge based upon an initial monthly rate of 1.35% times the Added Facilities Investment amount.

         6.3 For existing facilities which are allocated by Edison for Seller's use as Added Facilities, the resulting charges paid by the Seller under Section 6.2 herein shall be based upon the Added Facilities' Investment amount set forth in Exhibit A, and calculated on a RCNLD basis.

7.      INTERCONNECTION FACILITIES PROVIDED AS SELLER-FINANCED ADDED FACILITIES:

        If the Parties have agreed to provide all or a portion of the Interconnection Facilities pursuant to the provisions of Section 3.2.2 herein, the following shall apply for that portion of the Interconnection Facilities specified in Exhibit A, as "Seller-Financed Added Facilities."

        7.1 Edison shall, pursuant to Edison's Tariff Rule No. 21, engineer, design, procure equipment and materials, construct, install, own, operate, and maintain the Seller-Financed Added Facilities.

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

        7.2 Seller shall pay to Edison in advance of construction, the estimated Total Installed Cost of said Seller-Financed Added Facilities, as set forth in Exhibit A, as may be revised pursuant to Sections 10.2 and/or 10.3, herein. If applicable, said cost shall include the estimated Income Tax Component of Contributions ("ITCC"), pursuant to Edison's Preliminary Statement as filed with the CPUC and as may be revised from time to time.

        7.3 In addition to the payment required under Section 7.2 herein, Seller shall pay a charge based on:

                 (1) The Added Facilities Investment in Seller-Financed Added Facilities as set forth in Exhibit A, as may be revised pursuant to Sections 10.2 and/or 10.3 herein; and

                 (2) The monthly rate established for the replacement coverage option for "Customer-Financed Added Facilities" selected in this Section 7.3 as set forth in Edison's Rule No. 2.H as filed with the CPUC and as may be revised from time to time.

                 Whenever Added Facilities are replaced, the Added Facilities Investment amount used as the basis for determining the charge Seller pays Edison shall be subject to the conditions set forth in Section 10.6 or 10.7 herein. Seller hereby selects a replacement coverage option for Seller-Financed Added Facilities as follows:

                 N/A (a)   Replacement Coverage into Perpetuity
                 ---       ------------------------------------

                           Under this option, Seller shall pay to Edison, at Edison's sole option, either (Edison to select one):

                           __(1) A Monthly Charge determined by Edison based upon an initial monthly rate of % times the Added Facilities Investment amount; or,

                           __(2) A One-Time Payment determined by Edison representing the present value of the sum of the Monthly Charges ($ per month) for the Added Facilities Investment amount.

                 N/A (b)   Replacement Coverage with 20-Year Term
                 ---       ------------------------------------

                           Under this Option, for a term of 20 years beginning with the date said Added Facilities are first made available for Seller's use, Seller shall pay to Edison a Monthly Charge determined by Edison based upon an initial monthly rate of % times the Added Facilities Investment amount. At the end of the 20-year term, this IFA shall terminate. If the Parties elect to continue to utilize the Added Facilities past the term of this IFA, Seller and Edison may execute a new Added Facilities agreement. If such an agreement is formed, a


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


                           revised Added Facilities Investment amount shall be determined by Edison on a RCNLD basis.

                 N/A (c)   Without Replacement Coverage
                 ---       ----------------------------

                           Under this option, Seller shall pay Edison a Monthly Charge determined by Edison based upon an initial monthly rate of % times the Added Facilities Investment amount.

8. INTERCONNECTION FACILITIES PROVIDED AS SELLER-CONSTRUCTED AND CONVEYED INTERCONNECTION FACILITIES:

         If the Parties have agreed to provide all or a portion of the Interconnection Facilities pursuant to the provisions of Section 3.2.3 herein, the following shall apply for that portion of the Interconnection Facilities specified in Exhibit A, as
         "Seller-Constructed and Conveyed Interconnection Facilities:"

         8.1 At Seller's expense, Seller shall finance, engineer, design, construct, procure equipment and materials, and install Seller-Constructed and Conveyed Interconnection Facilities. Said Interconnection Facilities shall be engineered, designed and constructed in accordance with Edison's written specifications and Edison's Tariff Rule No. 21.

         8.2      Edison shall, at Seller's expense:

                  (a) Prepare specifications including a list of approved contractors for Seller to use in the engineering, design and construction of the Seller-Constructed and Conveyed Interconnection Facilities;

                  (b) Review Seller's design and require modifications which Edison reasonably determines necessary to conform to Edison's standards and specifications; and

                  (c) Observe the construction and inspect and test the facilities before such facilities are accepted and conveyed to Edison.

         8.3 Title to those Seller-Constructed and Conveyed Interconnection Facilities installed by Seller to be owned, operated and maintained by Edison, shall be transferred by Seller to Edison only after Edison's inspection of the facilities to verify conformance to Edison's specifications and standards. Such transfer shall be made in a manner acceptable to Edison. In no event shall such transfer occur later than the date said Interconnection Facilities are first placed into operation. Edison shall have the right to refuse such transfer of ownership if said Interconnection Facilities or the documents for such transfer are unacceptable to Edison. Seller shall be responsible to take the necessary action to correct any deficiencies in order to effectuate the transfer of said Interconnection Facilities to Edison.

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

         8.4 Seller shall pay to Edison, prior to the date the Seller-Constructed and Conveyed Interconnection Facilities are transferred to Edison, the ITCC charges based on Edison's estimated value for said Interconnection Facilities as set forth in Exhibit A. The estimated ITCC charges shall be adjusted by Edison as provided in Sections 10.2 and 10.3 herein. Additional charges or credits resulting from such adjustment shall, unless otherwise mutually agreed, be payable to Edison or Seller, as appropriate, within thirty
                  (30) days after the date of presentation of a bill and documentation therefor. The ITCC charges shall be in accordance with Edison's Tariff Schedules' Preliminary Statement Schedule M, as filed with the CPUC and as may be revised from time to time.

         8.5 For purposes of establishing the actual ITCC charges and the charges to be made pursuant to Section 8.7 herein, Seller shall, within sixty (60) days after installation, provide a statement of the installed cost ("Added Facilities Investment") of such Interconnection Facilities transferred to Edison.

         8.6 Edison shall have the right to review and audit Seller's statement of the installed cost of such Interconnection Facilities. If Edison disputes such cost, Seller shall be responsible for providing satisfactory documentation of such cost to Edison.

         8.7 For the purposes of establishing ongoing ownership, operation, maintenance, and replacement responsibilities and charges, effective upon the transfer of title of any Seller-Constructed and Conveyed Interconnection Facilities to Edison, said Interconnection Facilities shall be treated as Seller-Financed Added Facilities provided under Section 7 herein. Subject to the conditions set forth in Sections 10.2 and 10.3, herein, the value of said Interconnection Facilities may initially be based upon Edison's estimate and revised when the statement of installed costs provided pursuant to Section 8.5 of this IFA is accepted by Edison.

9. INTERCONNECTION FACILITIES PROVIDED AS SELLER-CONSTRUCTED AND OWNED INTERCONNECTION FACILITIES:

         If the Parties have agreed to provide all or a portion of the Interconnection Facilities pursuant to the provisions of Section 3.2.4 herein, Seller is subject to the following for that portion of the Interconnection Facilities specified in Exhibit A, as
         "Seller-Constructed and Owned Interconnection Facilities:"

         9.1 At Seller's expense, Seller shall finance, engineer, design, procure equipment and materials, construct, obtain rights-of-way as necessary, install, own, operate, and maintain the Seller-Constructed and Owned Interconnection Facilities. Said Interconnection Facilities shall be engineered, designed and constructed to be compatible with Edison's electric system and in accordance with Edison's Tariff Rule No. 21, as applicable.

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

         9.2 Edison shall, at Seller's expense, review Seller's design and require modifications which Edison reasonably determines necessary to assure compatibility with Edison's electrical system and assure Edison system integrity.

         9.3 Seller shall notify Edison at least thirty (30) days prior to the parallel operation of Seller's Generating Facility and Edison shall have the right to inspect the Seller-Constructed and Owned Interconnection Facilities and shall notify Seller of any deficiencies within five days after inspection. Seller must correct any deficiencies prior to parallel operation of the generating facility.

         9.4 Notwithstanding the provisions of Section 18 of the PPA, Seller, having elected to own, operate, and maintain the Seller-Constructed and Owned Interconnection Facilities described in Exhibit A, shall accept all liability and release Edison from and indemnify Edison against any liability for faults or damage to the Seller-Constructed and Owned Interconnection Facilities, the Edison electric system and the public as a result of the operation of Seller's generating facility or the Seller-Constructed and Owned Interconnection Facilities.

10.      INTERCONNECTION FACILITIES BILLING:

         10.1 Seller shall pay to Edison in advance of any construction by Edison, any one-time costs (including, when applicable, the ITCC to rearrange existing facilities and/or to provide facilities normally installed by the Seller as set forth in Exhibit A, as "One-Time Costs for Equipment or Services Provided by Edison for Seller."

         10.2 Unless otherwise agreed in writing, the costs and charges paid by Seller pursuant to Sections 6.2, 7.2, 7.3, 8.2, 8.4, 8.7, 9.2, 10.1, and 10.10 herein shall initially be based upon estimated costs (the "Monthly Charges"). When the recorded book costs have been determined by Edison, the costs and charges paid by Seller under this IFA shall be revised to be based upon such recorded costs and adjusted retroactively to the date when service was first available by means of such Added Facilities. By executing this IFA, Seller has been informed and understands Edison's determination of recorded book cost is often delayed and that unless otherwise agreed, retroactive adjustments resulting from such determination may occur at anytime during the term of this IFA. All amounts billed under this IFA, unless other terms are mutually agreed upon, shall be payable to Edison within thirty
                  (30) days from the date of presentation of a bill therefor. Any credits resulting from such adjustments will, unless other terms are mutually agreed upon, be refunded to Seller.

         10.3 Edison shall have the right to revise the initial estimated costs and bill Seller using such revised estimated costs during the period preceding determination of the recorded book costs. Edison shall indicate such revisions on Exhibit A, or a superseding Exhibit A and provide a copy to Seller. Edison shall commence billing the costs and charges paid by Seller pursuant to this IFA using such revised estimate not earlier than 30 days from the date the revised estimate is provided to Seller.

         10.4 Pursuant to Edison's Tariff Rule No. 21, as an alternative to the estimated basis described in Sections 10.2, and 10.3 herein, Edison shall provide, at Seller's written request, a binding estimate of the Added Facilities Investment values which shall be used to determine Seller's payments under this IFA, except as such payments may be adjusted pursuant to
                  Section 10.6 herein. Said binding estimate shall be valid for a period of one year from the date such estimate is provided to Seller.

         10.5     The Monthly Charge to be paid by Seller pursuant to Sections
                  6.2 and 7.3 herein, shall automatically increase or decrease without formal amendment to this IFA if the CPUC subsequently authorizes a higher or lower percentage rate in the calculation of the costs of ownership for Added Facilities as stated in Rule No. 2.H, effective with the date of such authorization. Further, the revised costs of ownership shall also be used to determine the unamortized balance of the One-Time Payment described in Sections 6.2(a) and 7.3(a) and owed to Edison due to termination of service, termination of this IFA, or otherwise.

         10.6 If it becomes necessary for Edison to alter or rearrange the Added Facilities including, but not limited to, the conversion of overhead facilities to underground, Seller shall be notified of such necessity and shall be given the option to either terminate this IFA in accordance with Sections 4 and 10.10 herein, or to pay to Edison additional amounts consisting of:

                  (a) Revised costs and charges based on the total net additional installed cost of all new and remaining Added Facilities. Such revised costs and charges shall be determined, as applicable, in the same manner as described in Sections 6.2 and 7.3 herein; plus

                  (b) An additional payment of ITCC, and/or one-time cost, if any, for any new Added Facilities which shall be determined in the same manner as described in Sections 7.2 and 10.1 herein; plus

                  (c) The cost to remove any portion of the Added Facilities which is no longer necessary because of alteration or rearrangement, such charge is to be determined by Edison in the same manner as described in Section 10.10 herein.

         10.7 Whenever Added Facilities are replaced due to damage (caused by other than the Seller's intentional or negligent conduct) or equipment failure and Seller has selected replacement coverage pursuant to Sections 6.2(a) or (b) and/or Sections 7.3(a) or (b) herein, such replacement will be at Edison's expense with no change in the Added Facilities Investment amount.

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

         10.8     Whenever Added Facilities are replaced:

                  (1) Due to damage or equipment failure and Seller has selected the "Without Replacement Coverage" option pursuant to Sections 6.2(c) and/or 7.3(c) herein; or

                  (2) Due to Seller's increased load or generation levels, as determined by Edison; or

                  (3)      Seller's intentional or negligent conduct,

                  such replacement will be made by Edison at the Seller's expense, including any applicable ITCC. Any additional amounts due to Edison as a result of such replacement shall be payable by the Seller to Edison within thirty (30) days from the date of presentation of a bill. If such replacement results in a change in the Added Facilities Investment, the Monthly Charges will be adjusted based on the revised added investment amount effective with the date the replaced Added Facilities are first available for Seller's use. Except that, where the replacement of Added Facilities is solely required for Edison's operating convenience or necessity or because of damage caused by the sole negligence or willful act of Edison, no increase shall be made in the Added Facilities Investment amount or the Monthly Charge.

         10.9 Except as otherwise provided in this IFA, Edison shall have the right to charge Seller under the terms and conditions of this IFA commencing on July 23, 2005.

         10.10 Upon discontinuance of the use of any Added Facilities due to termination of service, termination of this IFA, or otherwise:

                  (a)      [This section intentionally deleted.]

                  (b) Edison shall be entitled to remove and shall have a reasonable time in which to remove any portion of the Added Facilities located on the Seller's property.

                  (c) Edison may, at its option, alter, rearrange, convey, or retain in place any portion of the Added Facilities located on property other than Seller's property provided that Edison is so permitted pursuant to its agreement(s) with such third party.

         10.11    [This section intentionally deleted.]

         10.12    [This section intentionally deleted.]

         10.13 Should any amount billed pursuant to this IFA not be paid by Seller, Edison shall at any time be entitled to collect such amounts through an offset against any amount Edison may owe to Seller, including but not limited to any amounts owed for power purchased pursuant to the PPA.

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

11.      GENERAL PROVISIONS:

         11.1 Pursuant to Edison's Tariff Rule No. 21, Seller's option to construct and own all of the Interconnection Facilities as "Seller-Constructed and Owned Interconnection Facilities" is limited to Interconnection Facilities that will interconnect with the Edison electric system at voltages of 34 kV and below. For interconnections at voltages above 34 kV, Edison shall own and operate the last interfacing protection devices separating Seller's facilities from Edison's electric system. However, in such case, Seller shall have the option to provide and transfer ownership of such interfacing facilities to Edison, pursuant to Section 8 herein.

         11.2     [This section intentionally deleted.]

         11.3 Edison shall not be obligated to begin construction of Added Facilities prior to Seller's payment of all monies due as described in Sections 6.2(a)(2), 7.2, 7.3(a)(2), 10.1, and
                  10.10 herein.

         11.4 Where it is necessary to install Added Facilities on Seller's property, Seller hereby grants to Edison:

                  (a) The right to make such installation on Seller's property including installation of a line extension along the shortest practical route thereon; and

                  (b) The right of ingress to and egress from Seller's property as determined by Edison in its sole discretion for any purpose connected with the operation and maintenance of the Added Facilities.

                  Seller shall provide rights-of-way or easements of sufficient space to provide legal clearance from all structures now or hereafter erected on Seller's property for any facilities of Edison.

         11.5 Where formal rights-of-way or easements are required in, on, under, or over Seller's property or the property of others for the installation of the Added Facilities, Edison shall not be obligated to install the Added Facilities unless and until any necessary permanent rights-of-way or easements, satisfactory to Edison, are granted without cost to Edison. Upon termination of this IFA in accordance with Section 4, Edison shall quitclaim all easements and rights of way in, on, under, and over Seller's property which are, as determined by Edison in its sole discretion, no longer required by Edison due to the removal of its Added Facilities.

         11.6 Edison shall not be responsible for any delay in completion of the installation of the Added Facilities including, but not limited to, delays resulting from shortage or labor or materials, strike, labor disturbances, war, riot, weather conditions, governmental rule, regulation, or order, including orders or judgments of any court or commission, delay in obtaining necessary rights-of-way and easements, act of God, or any other cause or condition beyond control


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

                  of Edison. Edison shall have the right in the event it is unable to obtain materials or labor for all of its construction requirements, to allocate materials and labor to construction projects which it deems, in its sole discretion, most important to serve the needs of its customers, and any delay in construction hereunder resulting from such allocation shall be deemed to be a cause beyond Edison's control.

         11.7 Added Facilities provided hereunder shall at all times remain the property of Edison.

         11.8 This IFA supplements the appropriate application and contract(s) for electric service presently in effect between the Parties.

         11.9 Seller may assign this IFA only with Edison's written consent. Such consent shall not be unreasonably withheld. Such assignment shall be deemed to include, unless otherwise specified therein, all of Seller's rights to any refunds which might become due upon discontinuance of the use of any Added Facilities.

12.      GOVERNING LAW

         This IFA shall be interpreted, governed, and construed under the laws of the State of California as if executed and to be performed wholly within the State of California and shall, to the extent provided by law, at all times be subject to applicable tariff rules and modification of such rules as directed by the CPUCin the exercise of its jurisdiction.

                 [Remainder of page left blank intentionally.]

13.      SIGNATURES

         IN WITNESS WHEREOF, the Parties hereto have caused two originals of this IFA to be executed by their duly authorized representatives. This IFA shall be deemed effective as of the Effective Date of the PPA.

         SOUTHERN CALIFORNIA EDISON
         COMPANY
           a California corporation

         By:
                       /s/ Kevin M. Payne
                       --------------------------

         Name:
                       Kevin Payne
                       --------------------------

         Title:
                       Director, QF Resources
                       --------------------------

         Date:
                       6/23/05
                       --------------------------


        PAMC MANAGEMENT
        CORPORATION,
           a Colorado corporation

        By:
                      /s/ Robert Keeley
                      ---------------------------

        Name:
                      Robert Keeley
                      ---------------------------

        Title:
                      President
                      ---------------------------

        Date:
                      6/23/05
                      ---------------------------

                                   EXHIBIT A
                       Southern California Edison Company
                      Interconnection Facilities Agreement
                 Summary of Ownership and Cost Responsibilities


Each "Exhibit A" should include, as a minimum, the following information:
1. One-Line Diagram: A "One-Line Diagram" showing the general layout, connections, and allocation of ownership of the Interconnection Facilities must be provided as part of this Exhibit.
2. Adequate Detail: Each of the Cost and Ownership Summaries must include enough information to provide the Parties the ability to identify the component or group of components which is to be included. Where general terms for the various interconnection facility components are used (e.g., "Transmission Line Extension" or "Telecommunication Equipment"), separate detailed listings of equipment and costs included in each component are to be made available to either party upon their request. In general, it is better to be very specific.
3. Cost and Ownership Summaries: Summaries are provided only for those financing and ownership options selected. If certain forms of ownership are not applicable under the IFA being drafted (such as if there are no "Edison-Financed Facilities"), it should simply be noted in this Exhibit.


                                   EXHIBIT A
                       Southern California Edison Company
                      Interconnection Facilities Agreement
                 Summary of Ownership and Cost Responsibilities


Added Facilities Investment for Edison-Financed Facilities
(Provided per Section 3.2.1)
-------------------------------------------------------------------------------------------------------------------

                                                                                                          Firm
                                                         Original        Revised        Recorded         Price
Interconnection Facilities Component                     Estimate       Estimate          Cost         (per 10.4)
-------------------------------------------------------------------------------------------------------------------
Shared Interconnection Facilities - 115 kV
     Transmission Lines serving SeaWind
     and PanAero Substations
-------------------------------------------------------------------------------------------------------------------
   Work Order Nos.
-------------------------------------------------------------------------------------------------------------------
     4706-0303                                                                           $10,496.18
-------------------------------------------------------------------------------------------------------------------
     4706-0301
-------------------------------------------------------------------------------------------------------------------
        2.28 miles shared with multiple
        generators                                                                        68,597.34
-------------------------------------------------------------------------------------------------------------------
        0.52 miles used for Pan Aero
        Substation                                                                        50,585.52
-------------------------------------------------------------------------------------------------------------------
     Total W/O 4706-0301                                                                $119,182.86
-------------------------------------------------------------------------------------------------------------------
       Total 115 kV Transmission Line
       Allocation                                                                       $129,679.04
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Pan Aero Substation
-------------------------------------------------------------------------------------------------------------------
   GWO 3704-8500 - Telemetering                                                           31,921.34
-------------------------------------------------------------------------------------------------------------------
   GWO 8000-5001 - Construct 115 kV
     Switching Station                                                                   384,612.29
-------------------------------------------------------------------------------------------------------------------
   GSO 8009-0301 - Replace 115 kV
     Circuit Breaker                                                                      66,016.57
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
QFID 6308 Total Added Facilities
  Investment                                                                            $612,229.24
-------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT A
                       Southern California Edison Company
                      Interconnection Facilities Agreement
                 Summary of Ownership and Cost Responsibilities


Added Facilities Investment for Seller-Financed Facilities (Provided per Section 3.2.2)
-------------------------------------------------------------------------------------------------------

    Interconnection                                                                       Firm
  Facilities Component             Original          Revised          Recorded            Price
                                   Estimate          Estimate           Cost            (per 10.4)
-------------------------------------------------------------------------------------------------------
Component 1
-------------------------------------------------------------------------------------------------------
Component 2 (etc.)
-------------------------------------------------------------------------------------------------------
Total Added Facilities
Investment
-------------------------------------------------------------------------------------------------------


Added Facilities Investment for Seller-Constructed and Conveyed Facilities
     (Provided per Section 3.2.3)
-------------------------------------------------------------------------------------------------------

    Interconnection                                                                       Firm
  Facilities Component             Original          Revised          Recorded            Price
                                   Estimate          Estimate           Cost            (per 10.4)
-------------------------------------------------------------------------------------------------------
Component 1
-------------------------------------------------------------------------------------------------------
Component 2 (etc.)
-------------------------------------------------------------------------------------------------------
Total Added Facilities
Investment
-------------------------------------------------------------------------------------------------------
Note:    Per Section 8.7, when determining monthly charges, the Total Added
         Facilities Investment for Seller Constructed and Conveyed Facilities
         is to be added to the Total Added Facilities Investment for
         Seller-Financed Facilities.

                                   EXHIBIT A
                       Southern California Edison Company
                      Interconnection Facilities Agreement
                 Summary of Ownership and Cost Responsibilities



Description of Seller-Constructed and Owned Facilities
(Provided per Section 3.2.4)
 -----------------------------------------------------------------------------
| Interconnection Facilities Component                                        |
|-----------------------------------------------------------------------------|
| Component 1                                                                 |
|-----------------------------------------------------------------------------|
| Component 2 (etc.)                                                          |
 -----------------------------------------------------------------------------
Note: Cost information need not be provided for Seller-Constructed and Owned
      Facilities.


One-Time Cost for Equipment or Services Provided by Edison for Seller
(Provided per Sections 7.2, 8.1, 8.2, 8.4, 9.2, and 10.1)
-------------------------------------------------------------------------------
|                                |             |            |    Recorded     |
|Interconnection Facilities      | Original    |  Revised   |    Cost or      |
|      Component                 | Estimate    |  Estimate  |   Firm Price    |
|                                |             |            |   (per 10.4)    |
|-------------------------------------------------------------------------------
| Component 1                    |             |            |                 |
|--------------------------------|-------------|------------|-----------------|
| Component 2 (etc.)             |             |            |                 |
|--------------------------------|-------------|------------|-----------------|
| Total Capital Contribution for |             |            |                 |
| Seller-Financed Facilities     |             |            |                 |
| (Includes ITCC)                |             |            |                 |
|--------------------------------|-------------|------------|-----------------|
| ITCC for Seller-Constructed    |             |            |                 |
| and Conveyed Facilities        |             |            |                 |
|--------------------------------|-------------|------------|-----------------|
| Total One-Time Costs           |             |            |                 |
------------------------------------------------------------------------------


Service Date Information
-----------------------------------------------------------------------------
| Original Date Request by Seller              |                             |
|----------------------------------------------|-----------------------------|
| Date Partial Service Available               |                             |
|----------------------------------------------|-----------------------------|
| Date Full Service Available                  |      July 23, 2005          |
-----------------------------------------------------------------------------
Note: If partial service is provided, only those costs associated with the facilities actually available to the Seller are to be included in the Added Facility Investment Amount until full service is made available. Documentation shall be made available showing the dates and details of such phased service arrangements.


Preparation and Revision Log for Exhibit A
 -------------------------------------------------------------------------
|      |      Prepared/    |                  |                           |
|      |     Revised by:   |         Date     |           Reason          |
|------|-------------------|------------------|---------------------------|
|  1   |         SJK       |        4-2005    |        Original IFA       |
|------|-------------------|------------------|---------------------------|
|  2   |                   |                  |                           |
|------|-------------------|------------------|---------------------------|
|  3   |                   |                  |                           |
 -------------------------------------------------------------------------

                                           EXHIBIT A
                               Southern California Edison Company
                              Interconnection Facilities Agreement
                         Summary of Ownership and Cost Responsibilities

                                MESA WIND DEVELOPERS - QFID 6007
                                --------------------------------
                        TRANSMISSION LINE ALLOCATION AND SUBSTATION COSTS
                        -------------------------------------------------

 ^ ZANJA
 |
 |
 |                           Devers-Banning-Windpark-Zanja 115kV T/L
 |--------------------------------------------------------------------------------------------> DEVERS
 |        |
 |      A |                    B
 |         <---------------------------------------                    0.10 Miles   4706-0303
 |                             |                   |           ABD     2.80 Miles   4706-0301
 |                             |                   |            AB     2.28 Miles   4706-0301
 |             ----------------|                   |            BD     0.52 Miles   4706-0301
 |            |                |                   |           BCE     0.25 Miles   4506-0318
 |            |                |                   |
 |           \ /              \ /                 \ /
\ /           E                C                   D
 . BANNING      SEAWIND SUB                  PAN AERO SUB
                -----------                  ------------
             WDT 042  QFID 6090               QFID  6007


GENERATION CAPACITY
-------------------
Mesa Wind Developers (QFID 6007)             30 MW
Alta Mesa Power (QFID 6090)                  27 MW
Alta Mesa Power Partners (WDT 042)           40 MW
                                        -------
    Total Generation Capacity                97 MW
                                        =======


Shared Interconnection Facilities - 115kV Transmission
                                                                         QFID 6007       QFID 6090         WDT 042
Lines serving Seawind and Pan Aero Substations            Total            30/97           27/97            40/97
----------------------------------------------          ---------      ------------   ------------     ------------
Work Order Nos.
---------------
4706-0303                                               $  33,937.65    $10,496.18    $  9, 446.56     $ 13, 994.91
                                                        ------------    ----------    ------------     ------------

4706-0301 (ABD)                                          272,383.58
4706-0301 - Less 0.52 miles (BD) of line used
  for Pan Aero Sub. exclusively                          (50,585.52)
                                                        ------------
4706-0301 - (AB)                                         221,798.06      68,597.34       61,737.60        91,463.12
(BD) .52 miles of line used for Pan Aero Sub.             50,585.52      50,585.52
                                                        ------------    ----------    ------------     ------------

    Total W/O 4706-0301                                  272,383.58     119,182.86       61,737.60        91,463.12
                                                        ------------    ----------    ------------     ------------

      Total 115kV Transmission Line Allocation          $ 306,321.23    129,679.04     $ 71,184.16      $105,458.03
                                                        ============                  ============     ============

Pan Aero Substation Facilities
--------------------------------------------------
GWO 3704-8500 -- Telemarketing                         $  31,921.34      31,921.34
GWO 8009-5001 -- Construct 115kV Switching Station     $ 384,612.29 *   384,612.29
GWO 8009-0301 -- Replace 115kV Circuit Breaker         $  66,016.57      66,016.57


Mesa Wind Developers (QFID 6007) - Total Interconnection Facilities    $ 612,229.24    Year Installed    1984 and 1995
                                                                       ============

                                                        * Less Circuit Breaker replaced in below work order.

                                   EXHIBIT A
                       Southern California Edison Company
                      Interconnection Facilities Agreement
                 Summary of Ownership and Cost Responsibilities


                                One-Line Diagram
                                ----------------

[GRAPHIC OMITTED]